SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report:  November 5, 1998




                               SEMCO Energy, Inc.
             (Exact name of registrant as specified in its charter)



   Michigan                           0-8503                     38-2144267
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



405 Water Street, Port Huron, Michigan                              48060
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code               810-987-2200

Item 5.  Other Events.

     On November 3, 1998, the Company acquired Oilfield Materials Consultants, Inc. See exhibits hereto.

Item 7.(c)     Exhibits.
      2        Agreement and Plan of Merger dated as of October 30, 1998, between SEMCO Energy, Inc., SEMCO Consultants, Inc., Oilfield
               Materials Consultants, Inc. and Jimmy C. Foster.
     99        Press Release issued November 3, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO Energy, Inc.
                                                    (Registrant)



Dated:  November 5, 1998                By: /s/William L. Johnson
                                            William L. Johnson
                                            Chairman, President and C.E.O.

                                 EXHIBIT INDEX
                                   Form 8-K
                               November 4, 1998



                                                                 Filed
                                                          --------------------
Exhibit                                                                  By
  No.               Description                           Herewith    Reference
--------            -----------                           --------    ---------

 2        Agreement and Plan of Merger dated as of
          October 30, 1998, between SEMCO Energy, Inc.,
          SEMCO Consultants, Inc., Oilfield Materials
          Consultants, Inc. and Jimmy C. Foster.              x
99        Press Release issued November 3, 1998.              x